REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of December 22, 2000 by and among Compressco, Inc., a Delaware corporation (the "Company"), and the purchasers named on the signature pages hereto (the "Purchasers").

PRELIMINARY STATEMENT

          Pursuant to the Purchase Agreement (as defined below), the Purchasers have agreed to purchase the Notes and the Warrants (as each is defined in the Purchase Agreement) on the condition, among others, that the Company grant the registration rights set forth in this Agreement.

          ACCORDINGLY, to induce the Purchasers to purchase the Notes and the Warrants and in consideration of the mutual representations and agreements set forth in this Agreement, the Company and the Purchasers, intending to be legally bound, now agree as follows:

STATEMENT OF AGREEMENT
ARTICLE 1.	DEFINITIONS.

                    Section 1.1     Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

          "Affiliate" means any entity controlling, controlled by or under common control with a designated Person. For the purposes of this definition, "control" shall have the meaning specified as of the date of this Agreement for that word in Rule 405 promulgated by the SEC under the Securities Act.

          "Equity Security" shall mean any stock or similar security, including without limitation securities containing equity features and securities containing profit participation features, or any security convertible or exchangeable, with or without consideration, into or for any stock or similar security, or any security carrying any warrant or right to subscribe to or purchase any stock or similar security, or any such warrant or right.

          "Purchase Agreement" shall mean the Securities Purchase Agreement dated as of December 22, 2000 among the Company and the Purchasers.

          "Registrable Securities" shall mean (i) the Common Stock issuable upon exercise of the Warrants, and (ii) any Common Stock issued with respect to the Common Stock described in (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          "Rule 144" means Rule 144 promulgated by the SEC under the Exchange Act, as such rule may be amended from time to time, or any successor rule thereto.

                    Section 1.2     Incorporated Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

ARTICLE 2.	REGISTRATION ON REQUEST.

                    Section 2.1     Request. Subject to the limitations provided herein, at the earlier of (i) June 30, 2002 and (ii) 180 days after the date on which the Company completes an underwritten public offering of equity interests of the Company, upon the written request (specifying that it is being made pursuant to this Section 2. 1) of the Purchasers, requesting that the Company effect the registration under the Securities Act of all or part of the Purchasers' Registrable Securities (but in any event not less than 50% of the Registrable Securities held by all of the Purchasers (calculated on a fully converted, fully exercised basis)), and specifying (x) the intended method of disposition thereof, (y) whether or not such requested registration is to be an underwritten offering, and (z) the price range (net of underwriting discounts and commissions) acceptable to the Purchasers to be received for such Registrable Securities, the Company will use measurable efforts to effect no more than one registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Purchasers.

          If the Company is required to effect a registration pursuant to this Section 2 and the Company furnishes to the Purchasers a certificate signed by the President of the Company stating that in the good faith judgment of the Board it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right, not more than once in any 12-month period, to defer such filing for a period of not more than 120 days after receipt of the request for such registration from a Purchaser; provided that during such time the Company may not file a registration statement for securities to be issued and sold for its own account or that of anyone other than the Purchasers other than on Form S-8, S-4 or any successor similar forms or any other form not available for registering the Registrable Securities for sale to the public.

                    Section 2.2     Method of Distribution. The Purchasers shall determine the method of distribution of the Registrable Securities so included.

                    Section 2.3     Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2 in connection with an underwritten offering, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (a) the managing underwriter of such offering shall have advised the Purchasers in writing that the inclusion of such other securities would not adversely affect such offering or (b) the Purchasers shall have consented in writing to the inclusion of such other securities.

                    Section 2.4     Registration Statement Form. Registrations under this Section 2 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Company and as shall be reasonably acceptable to the Purchasers, and (ii) as shall permit the disposition of such Registrable Securities in accordance with the method or methods of disposition selected pursuant to Section 2.2 hereof.

                    Section 2.5     Expenses. Except as otherwise provided in this Section 2.5 or in Section 2.9, all expenses incurred in connection with the effective registration pursuant to this Section 2 and each registration pursuant to Section 3 hereof (excluding in each case underwriting discounts and commissions applicable to Registrable Securities and any expenses of counsel to the Purchasers), including, without limitation, in each case, all registration, filing and NASD fees; all fees and expenses of complying with securities or blue sky laws; all word processing, duplicating and printing expenses, messenger, delivery and shipping expenses; fees and disbursements of the accountants and counsel for the Company including the expenses of any "cold comfort" letters or opinions required by or incident to such registrations; and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, if any, shall be borne by the Company. In all cases, the Purchasers shall pay the underwriting discounts and commissions applicable to the securities sold by the Purchasers.

                    Section 2.6     Effective Registration Statement. A registration requested pursuant to this Section 2 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective (unless a substantial cause of the failure of such registration statement to become effective shall be attributable to the Purchasers), (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason, resulting in a failure to consummate the offering of Registrable Securities offered thereby, (iii) if after a registration statement with respect thereto has become effective, the offering of Registrable Securities offered thereby is not consummated due to factors beyond the control of the Purchasers, other than the fact that the underwriters have advised the Purchasers that the Registrable Securities cannot be sold at a net price equal to or above the net price anticipated at the time of filing of the preliminary prospectus, or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied (unless a substantial cause of such conditions to closing not being satisfied shall be attributable to the Purchasers).

                    Section 2.7     Selection of Underwriters. If a requested registration pursuant to this Section 2 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company.

                    Section 2.8     Priority in Requested Registrations. If a requested registration pursuant to this Section 2 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to the Purchasers) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Purchasers, then the Registrable Securities requested to be registered pursuant to this Section 2 shall be reduced to the number of Registrable Securities which the Company is so advised can be sold in (or during the time of) such offering. In connection with any registration as to which the provisions of this Section 2.8 apply, no securities other than Registrable Securities shall be covered by such registration.

ARTICLE 3.	INCIDENTAL REGISTRATION.

                    Section 3.1     Right to Include Registrable Securities. If, at any time prior to the third anniversary of the date of this Agreement, the Company proposes to register any of its securities under the Securities Act (other than by a registration on Form S-8, S-4 or any successor similar forms or any other form not available for registering the Registrable Securities for sale to the public and other than pursuant to Section 2 hereof), whether for sale for its own account or other security holders, the Company will, each such time, at least 30 days prior to filing the registration statement, give written notice to the Purchasers of its intention to do so upon the written request of the Purchasers made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Purchasers), the Company will use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Purchasers, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Purchasers and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 2.5 hereof, without prejudice, however, to any rights of the Purchasers to request that such registration be effected as a registration under Section 2 hereof, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 3. 1 for the same period as the delay in registering such other securities. No registration effected under this Section 3.1 shall relieve the Company of its obligation to effect any registration upon request required under Section 2 hereof

                    Section 3.2     Priority in Incidental Registrations. If (i) a registration pursuant to this Section 3 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing, whether or not the Registrable Securities so requested to be registered for sale for the account of the Purchasers are also to be included in such underwritten offering, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Purchasers by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company may include in such offering all securities proposed by the Company to be sold for its own account and all securities proposed to be sold by any other Persons exercising demand registration rights and may decrease the number of Registrable Securities and other securities of the Company that Persons have requested to be included in such registration by decreasing the Registrable Securities and any other securities requested to be included in such registration (pro rata among the Persons requesting such registration on the basis of the number of shares of such securities held by such Person immediately prior to the filing of the registration statement with respect to such registration).

ARTICLE 4.	REGISTRATION PROCEDURES.

                    Section 4.1     Procedures. If and whenever the Company is required to use reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2 and 3 hereof, the Company will, subject to the limitations provided herein, as expeditiously as possible:

                    (a)     prepare and (as soon as possible or in any event no later than 90 days after the end of the period within which requests for registration may be given to the Company or such longer period as the Company shall in good faith require to produce the financial statements required in connection with such registration) file with the SEC the requisite registration statement to effect such registration, and thereafter, use reasonable efforts to cause such registration statement to become effective; provided that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 3. 1 hereof, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                    (b)     prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that the Company shall not in any event be required to keep the registration statement effective for a period of more than three months after such registration statement becomes effective; and provided further that the Company may, at any time, delay the filing or suspend the effectiveness of any registration under this Agreement, or without suspending such effectiveness, instruct the Purchasers not to sell any Registrable Securities included in any such registration, (i) if the Company shall have determined upon the advice of counsel that the Company would be required to disclose any actions taken or proposed to be taken by the Company in good faith and for valid business reasons, including without limitation, the acquisition or divestiture of assets, which disclosure would have a material adverse effect on the Company or on such actions, or (ii) if required by law, to update the prospectus relating to any such registration to include updated financial statements (a "Suspension Period") by providing the Purchasers with written notice of such Suspension Period and the reasons therefor; provided, however, that the Company will not be required to disclose such reasons with particularity if an authorized executive officer of the Company certifies that the Company believes it is required by law to delay the filing or suspend the effectiveness of any such registration. In addition, the Company shall not be required to keep any registration effective, or may without suspending such effectiveness, instruct the Purchasers if it has Registrable Securities included in such registration not to sell such securities, during any period which the Company is instructed, directed, ordered or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales ("Supplemental Extension Period"). In the event of a Suspension Period or Supplemental Extension Period, the period during which any registration under this Agreement is to remain effective pursuant to this Section 4.1(b) shall be tolled until the end of any such Suspension Period or Supplemental Extension Period. The Company will use reasonable efforts to restrict any Suspension Period or Supplemental Extension Period to less than 30 days;

                    (c)     furnish to the Purchasers such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as the Purchasers may reasonably request;

                    (d)     use its reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request and to keep such registration or qualification in effect for so long as such registration statement remains in effect (provided, however, that the Company shall not in any event be required to keep such registration or qualification in effect for a period of more than three months after such registration or qualification becomes effective), and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 4.1(d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction.

                    (e)     use its reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States Federal or state governmental agencies or authorities as may be necessary to enable the Purchasers to consummate the disposition of such Registrable Securities;

                    (f)     notify the Purchasers, if Registrable Securities are covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the fight of the circumstances under which they were made, and at the request of the Purchasers prepare and furnish to the Purchasers a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                    (g)     otherwise use reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                    (h)     provide and cause to be maintained a transfer agent for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                    (i)     use its reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Company's Common Stock is then listed.

                    Section 4.2     Information Requirements. It shall be a condition precedent to the obligations of the Company to take any action with respect to registering the Purchasers' Registrable Securities pursuant to this Section 4 that the Purchasers, furnish the Company in writing such information regarding the Purchasers, the Registrable Securities and other securities of the Company held by the Purchasers, and the distribution of such securities as the Company may from time to time reasonably request in writing. If a Purchaser refuses to provide the Company with any of such information on the grounds that it is not necessary to include such information in the registration statement, the Company may exclude the Purchaser's Registrable Securities from the registration statement unless such Purchaser provides the Company with an opinion of counsel to the effect that such information need not be included in the registration statement.

          The Purchasers agree by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1(f), the Purchasers will forthwith discontinue the Purchasers' disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Purchasers' receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.l(f) and, if so directed by the Company, will deliver to the Company copies, other than permanent file copies then in the Purchasers' possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

ARTICLE 5.	UNDERWRITTEN OFFERINGS.

                    Section 5.1     Requested Underwritten Offerings. If requested by the underwriters for an underwritten offering of Registrable Securities pursuant to a registration requested under Section 2 hereof, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Purchasers and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 7 hereof. The Purchasers will cooperate with the Company in the negotiation of the underwriting agreement and win give consideration to the reasonable requests of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. If requested by the underwriters of any underwritten offering pursuant to a registration under Section 2 hereof, the Purchasers agree to enter into an agreement with such underwriters not to sell his shares of stock in the Company for a period of time (not to exceed 180 days) after the effectiveness of a registration statement equal to the period of time which the sellers of securities in such registration have agreed not to sell their shares after the effectiveness of such registration statement. Upon consent of Purchasers holding a majority of the outstanding Registrable Securities to enter into such an agreement, all Purchasers will be required to enter into such agreement. The Purchasers shall be a party to such underwriting agreement. The Purchasers shall not be required to make any representations, warranties or agreements with the Company other than representations, warranties or agreements regarding the Purchasers, Purchasers' Registrable Securities and other securities of the Company, the Purchasers' intended method of distribution, and any representations, warranties or agreements required by law.

                    Section 5.2     Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 4 hereof and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Purchasers as provided in Section 3 hereof and subject to the provisions of Section 3.2 hereof, arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Purchasers to be distributed by such underwriters. In such event, the Purchasers shall be a party to the underwriting agreement between the Company and such underwriters. The Purchasers shall not be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding the Purchasers, the Purchasers' Registrable Securities or other securities of the Company, the Purchasers' intended method of distribution and any representations, warranties or agreements required by law.

ARTICLE 6.	PREPARATION; REASONABLE INVESTIGATION.

          In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Purchasers and their respective agents and advisors and the underwriters, if any, the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the option of the Purchasers' counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Subject to the rights and obligations of the Company under the Securities Act and other applicable laws, the Purchasers shall have the right to review and approve those portions of such registration statement that directly pertain to the Purchasers.

ARTICLE 7.	INDEMNIFICATION.

                    Section 7.1     Indemnification by the Company. In the event any Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by law, the Company will, and hereby does, indemnify and hold harmless each Purchaser, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls each Purchaser or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each Purchaser or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Purchasers and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; Provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchasers, and provided further that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus and such delivery would have mitigated liability. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Purchasers or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

                    Section 7.2      Indemnification by the Purchasers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 4 hereof, that the Company shall have received an undertaking satisfactory to it from each Purchaser to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 7) each underwriter, each Person who controls such underwriter within the meaning of the Securities Act, the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Company by the Purchasers expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided that the Purchasers shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any underwriter, the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

                    Section 7.3     Notices of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 7.1 and 7.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                    Section 7.4     Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 7 (with appropriate modifications) shall be given by the Company and the Purchasers with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                    Section 7.5     Indemnification Payments. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                    Section 7.6      Contribution. If the indemnification provided for in this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.3 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7.6 no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 7. 1 through Section 7.5 hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 7.6.

ARTICLE 8.	REPORTING REQUIREMENTS UNDER EXCHANGE ACT.

          The Company shall use its reasonable efforts to keep effective the registration of its Common Stock under Section 12 of the Exchange Act and shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 of the Exchange Act. The Company shall timely file such information, documents and reports which a corporation, partnership or other entity subject to Section 13 or 15(d) (whichever is applicable) of the Exchange Act is required to file.

          So long as the Company is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish the Purchasers (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the SEC as the Purchasers may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act. The Company acknowledges and agrees that the purpose of the requirements contained in this Section 8 are to enable the Purchasers to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Securities Act should the Purchasers ever wish to dispose of any of the Securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision). In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the SEC as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect).

ARTICLE 9.	SHAREHOLDER INFORMATION.

          The Company may require the Purchasers to furnish the Company such information in writing with respect to the Purchasers and the distribution of its Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection therewith.

ARTICLE 10.	FORMS.

          All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

ARTICLE 11.	TRANSFER OF REGISTRATION RIGHTS.

          The registration rights granted to the Purchasers under this Agreement may not be transferred without the prior written consent of the Company.

ARTICLE 12.	AMENDMENT.

          This Agreement may be amended only by a written agreement signed by the Company and the Purchasers.

ARTICLE 13.	NOTICE.

          All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail,

          (a)     If to a Purchaser at its respective address as shown on the books of the Company, or at such other address as such Purchaser may specify by written notice to the Company, or

          (b)     If to the Company at 220 Camp Street, New Orleans, Louisiana 70130, Attention: Burt H. Keenan; or at such other address as the Company may specify by written notice to the Purchaser, and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given it delivered personally, or, if sent by mail, when received.

ARTICLE 14.	COUNTERPART.

          This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ARTICLE 15.	CHOICE OF LAW.

          This Agreement and the validity and enforceability hereof shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware without giving effect to conflict of laws rules or choice of laws rules thereof.

ARTICLE 16.	SEVERABILITY.

          Should any one or more of the provisions of this Agreement or any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

ARTICLE 17.	WHOLE AGREEMENT.

          This Agreement constitutes the complete agreement and understanding by and among the parties hereto and shall supersede any prior understanding, agreement or representation by or among the parties, whether written or oral, related to the subject matter hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives effective the day and year first above written.

COMPRESSCO, INC.
By:	____________________________________ Brooks Mims Talton Chief Executive Officer
PURCHASER ___________________________________________

COMPRESSCO, INC.

ACCREDITED INVESTOR QUESTIONNAIRE

          In order to purchase our 13% Subordinated Promissory Notes and Warrants to purchase shares of our common stock in this offering, you must be an accredited investor as that term is defined under Rule 501 of Regulation D promulgated under the Securities Act. Those definitions follow this page as Attachment A. Once you are familiar with the definitions, please complete the following:

I am an accredited investor because I am:

☐	(a) A bank, savings and loan association, insurance company, investment company or employee benefit plan;
☐	(b) A private business development company;
☐

(c)     A nonprofit organization, qualified under section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the purpose of purchasing Compressco, Inc. 13% Subordinated Promissory Notes and warrants to purchase shares of Compressco, Inc. common stock, with total assets in excess of $5,000,000;

☐	(d) A director, executive officer, or general partner of Compressco, Inc.;
☐	(e) A person whose net worth, or whose joint net worth with my spouse, exceeds $1,000,000;
☐

(f)     A person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with my spouse in excess of $300,000, and I have a reasonable expectation of reaching the same income level in the current year;

☐	(g) A trust, with total assets in excess of $5,000,000; or
☐	(h) An entity in which all of the equity owners are accredited investors.

Print or type:
Name of Purchaser:	_______________________________
Name of Purchaser's Representative (if any):	_______________________________
Title of Purchaser's Representative:	_______________________________
Signature of Purchaser/ Purchaser's Representative:	_______________________________

1

Attachment A

Definition of Accredited Investor

          Under Rule 501 of Regulation D promulgated under the Securities Act, an "accredited investor" is defined as:

(a)

Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b)	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
(c)

Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring securities in the proposed offering, with total assets in excess of $5,000,000;

(d)	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
(e)	Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

For purposes of category (e), the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purposes of category (e) above, the undersigned's principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property

2

(f)

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(g)

Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D; and

(h)	Any entity in which all of the equity holders are accredited investors.